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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   JULY 14, 2000 (July 3, 2000)



                        FIRSTWORLD COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)




         DELAWARE                       0-24953                  33-0521976
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)



  8390 E. CRESCENT PARKWAY, SUITE 300,
     GREENWOOD VILLAGE, COLORADO                                    80111
(Address of principal executive offices)                          (Zip Code)



      Registrant's telephone number, including area code:  (303) 874-8010

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ITEM 5.  OTHER EVENTS

     FirstWorld Communications, Inc., a Delaware corporation (the "Company"), issued a press release on July 5, 2000, outlining certain financial results and projections and the resignation of Sheldon S. Ohringer, the Company's President and Chief Executive Officer. That press release is attached hereto as Exhibit
99.1 and incorporated herein by reference. Mr. Ohringer also resigned from the Company's Board of Directors and the Committees of the Board on which he served. Mr. Ohringer's resignations were accepted by the Board and effective as of July 3, 2000.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Date: July 14, 2000              FIRSTWORLD COMMUNICATIONS, INC.



                                      By: /s/  David J. Gandini
                                          -------------------------------------
                                          David J. Gandini
                                          Executive Vice President


                                 EXHIBIT INDEX

Exhibit     Description
-------     -----------

99.1        Press Release, dated July 5, 2000.



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